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                                                                    EXHIBIT 10.4

                         HORIZON MEDICAL PRODUCTS, INC.
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                            SECURITYHOLDERS AGREEMENT

This Amendment No. 1 to Amended and Restated Securityholders Agreement (this "Amendment") is entered into as of May 12, 2004, by and among Horizon Medical Products, Inc., a Georgia corporation (the "Company"), ComVest Venture Partners, L.P., a Delaware limited partnership ("ComVest"), Medtronic, Inc., a Minnesota corporation ("Medtronic" and, together with ComVest, each, an "Investor," and, together, the "Investors"), and Marshall Hunt (a "Major Stockholder" and, together with the Investors, the "Company Stockholders").

                                   BACKGROUND

      A. The Company, the Company Stockholders and Standard Federal Bank National Association, a national banking association, acting by and through LaSalle Business Credit, Inc., a Delaware corporation, are parties to that certain Amended and Restated Securityholders Agreement, dated as of October 21, 2003 (the "Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

      B. The Company, RITA Medical Systems, Inc., a Delaware corporation ("Parent"), and Hornet Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), have entered into an Agreement and Plan of Merger, dated as of May __, 2004 (the "Merger Agreement"), which provides for the merger of Merger Sub with and into the Company (the "Merger"), pursuant to which the Company shall become a wholly-owned subsidiary of Parent.

      C. Pursuant to Section 6.6 of the Agreement, the Agreement may be amended in any manner with the written consent of the record or beneficial holders of at least eighty percent (80%) of the Registrable Securities held by the Holders and the Company, when authorized by resolution of its Board of Directors.

      D. The termination of the Agreement as of the Effective Time is a condition to the obligation of Parent and Merger Sub to consummate the transactions contemplated by the Merger Agreement.

      E. As a condition and inducement to the willingness of Parent and Merger Sub to consummate the transactions contemplated by the Merger Agreement, the parties hereto desire to amend the Agreement as set forth herein.

                                    AMENDMENT

      1. Termination. The following Section 6.14 is hereby added to the
Agreement:

            "6.14 Notwithstanding anything in the this Agreement to the contrary, this Agreement shall terminate and be of no further force and effect immediately before the Effective Time of the Merger, pursuant the Merger. For purposes of this Agreement, "Effective Time" shall have the meaning ascribed to it in the Merger Agreement."

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      2. Consent. Notwithstanding any provision in the Agreement to the contrary, including, without limitation, Sections 3 and 5.6, ComVest and Medtronic hereby consent to the Major Stockholder's entering into the agreements and the transactions contemplated by the Merger Agreement, including, without limitation, the Voting Agreement and the Lock Up Agreement (as such terms are defined in the Merger Agreement). ComVest and Medtronic hereby waive any provision of the Agreement which may be in conflict with any action taken or agreement signed by the Major Stockholder in connection with the Merger, and ComVest and Medtronic acknowledge that no such action or agreement will constitute an Event of Default under the Agreement.

      3. Miscellaneous.

            3.1 Full Force and Effect. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

            3.2 Counterparts. This Amendment may be signed in one or more counterparts, all of which shall be considered one and the same instrument.

                            [signature page follows]

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      IN WITNESS WHEREOF, the Company and the Company Stockholders have caused this Amendment to be duly executed as of the day and year first above written.

HORIZON MEDICAL PRODUCTS, INC.



By: /s/ Robert J. Wenzel
    ----------------------------------

Name: Robert J. Wenzel
      --------------------------------

Title: Interim CEO
       -------------------------------

COMVEST VENTURE PARTNERS, L.P.


By: /s/ Harold Blue
    ----------------------------------
Name: Harold Blue
      --------------------------------
Title: Partner/President
       -------------------------------
MEDTRONIC, INC.


By: /s/ Michael D. Ellwein
       -------------------------------
Name: Michael D. Ellwein
       -------------------------------
Title: Vice President and Chief
       Development Officer
       -------------------------------

MAJOR STOCKHOLDER

/s/ Marshall Hunt
--------------------------------------
Marshall Hunt

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                            SECURITYHOLDERS AGREEMENT

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